UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2009

CB RICHARD ELLIS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600, Los Angeles, California		90025
(Address of Principal Executive Offices)		(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CB Richard Ellis Group, Inc., a Delaware corporation (the “Company”), in connection with the matters described herein.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 4, 2009, the Company filed a Certificate of Amendment to its Restated Certificate of Incorporation, effective June 4, 2009, to amend Article Four of the Restated Certificate of Incorporation to increase the total number of shares of Class A common stock that the Company is authorized to issue from 325,000,000 shares to 525,000,000 shares. The Certificate of Amendment was approved at the Company’s Annual Meeting of Shareholders on June 2, 2009.

The Certificate of Amendment is filed as an exhibit to this Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

3.1	Certificate of Amendment of Restated Certificate of Incorporation of CB Richard Ellis Group, Inc., effective June 4, 2009.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 8, 2009		CB RICHARD ELLIS GROUP, INC.

	By:	/s/ Robert E. Sulentic
Robert E. Sulentic
Chief Financial Officer and President- Development Services